UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005

MERISEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer identification No.)

127 West 30th Street New York, NY 10001	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K filed by Merisel, Inc., a Delaware corporation (the “Company”), on March 7, 2005, to report, among other matters, the completion of its acquisition of substantially all of the assets of Color Edge, Inc., Color Edge Visual, Inc., Photobition New York, Inc., together (“Color Edge, Inc. and Affiliates”) and Comp 24, LLC (“Comp 24”) (the “Acquisitions”). The Acquisitions were effective as of March 1, 2005. This Form 8-K/A is being filed solely to amend Item 9.01 of the previously filed Form 8-K to provide the required historical financial information of Comp24 which was not available at the time of the earlier filing. The Company intends to further amend the previously filed on Form 8-K to provide the required historical financial information of Color Edge, Inc. and Affiliates and the required pro forma financial information promptly after such information becomes available.

The historical financial information of Comp 24 filed herewith does not provide a meaningful indicator of the Company’s future operating results and should not be relied upon as an indication of future performance of the Company. In addition, the financial information does not include any historical financial information for Color Edge, Inc. and Affiliates and therefore represents only a portion of the operations acquired by the Company in March 2005.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

1.	The audited consolidated balance sheets of Comp 24 as of December 31, 2004 and 2003, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP are attached hereto as Exhibit 99.1.

(c) Exhibits.

23.1	Consent of Weinick Sanders and Leventhal & Co., LLP

99.1	The audited consolidated balance sheets of Comp 24 as of December 31, 2004 and 2003, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERISEL, INC.

Date: September 1, 2005	By:	/S/ ALLYSON VANDERFORD
	Name:	Allyson Vanderford
	Title:	Chief Financial Officer

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EXHIBIT INDEX

23.1	Consent of Weinick Sanders and Leventhal & Co., LLP

99.1	The audited consolidated balance sheets of Comp 24 as of December 31, 2004 and 2003, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP.

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